UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lincoln National Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LINCOLN NATIONAL CORPORATION  ANNUAL MEETING OF SHAREHOLDERS Friday, May 27, 2022 9:00 a.m. EDT  The Ritz-Carlton Hotel 10 Avenue of the Arts Philadelphia, PA 19102  Shareholder Meeting Notice & Admission Ticket Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to be Held on May 27, 2022.   Notice is hereby given that the Annual Meeting of Shareholders of Lincoln National Corporation will be held  at The Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, PA 19102 on Friday, May 27, 2022, at  9:00 a.m. EDT.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.  The Proxy Statement and 2021 Annual Report to Shareholders are available for you to review online at  www.proxydocs.com/lnc .  If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before May 15, 2022, to facilitate timely delivery.  The Board of Directors Unanimously Recommends a Vote “FOR” the election of each Director,  “FOR” Items 2, 3 and 4, and “AGAINST” Items 5 and 6.  1.The election of thirteen directors for a one-year term expiring at the 2023 Annual Meeting.  2.The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2022.   3.The approval of an advisory resolution on the compensation of our named executive officers.  4.The approval of an amendment to the Lincoln National Corporation 2020 Incentive Compensation Plan.  5.Shareholder proposal to amend our governing documents to provide an independent chair of the board.  6.Shareholder proposal to require shareholder ratification of executive termination pay.  THIS IS NOT A FORM FOR VOTING  You may immediately vote your proxy on the Internet at: www.proxypush.com/lnc • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT)  on May 26, 2022. • Voting cutoff for participants in the LNC 40Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 LINCOLN NATIONAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS Thursday, May 25, 2023 9:00 a.m. EDT The Rittenhouse Hotel 210 West Rittenhouse Square Philadelphia, PA 19103 Shareholder Meeting Notice & Admission Ticket Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 25, 2023. Notice is hereby given that the Annual Meeting of Shareholders of Lincoln National Corporation will be held at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103 on Thursday, May 25, 2023, at 9:00 a.m. EDT. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2022 Annual Report to Shareholders are available for you to review online at www.proxydocs.com/lnc . If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 11, 2023, to facilitate timely delivery. The Board of Directors Unanimously Recommends a Vote “FOR” the election of each Director, “FOR” Items 2 and 3, for a “ONE YEAR” frequency for Item 4, “FOR” Item 5, and “AGAINST” Items 6 and 7. 1. The election of eleven directors for a one-year term expiring at the 2024 Annual Meeting. 2. The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2023. 3. The approval of an advisory resolution on the compensation of our named executive officers. 4. Respond to an advisory proposal regarding the frequency (every one, two or three years) of future advisory resolutions on the compensation of our named executive officers. 5. The approval of an amendment to the Lincoln National Corporation 2020 Incentive Compensation Plan. 6. Shareholder proposal to amend our governing documents to provide an independent chair of the board. 7. Shareholder proposal to require shareholder ratification of executive termination pay. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/lnc • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 24, 2023. • Voting cutoff for participants in the LNC 401(k) Savings Plan, the LNL Agents’ 401(k) Savings Plan and the LNL ABGA Money Purchase Plan is 11:59 p.m. (EDT) on May 22, 2023. • Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. Your Internet vote authorizes the proxies named in the proxy cards/voting instructions to vote your shares in the same manner as if you marked, signed and returned your proxy card.

FPOFPO Access the Internet and go to www.investorelections.com/lnc *Email – Send us an email at paper@investorelections.com with “LNC Materials Request” in the subject line. To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: • Internet/Mobile– .Follow the instructions to log in, and order copies. • Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. • The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail-or-to receive an email with links to the electronic materials. • If you choose email delivery, you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials, to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet. If you plan to attend the annual meeting, please bring this admission ticket with you. This ticket admits the shareholder. All meeting attendees must present valid government-issued photo identification. For your safety, all personal belongings or effects including bags, purses, and briefcases are subject to inspection. With the exception of purses and notepads, no personal items such as briefcases or bags, of any type, may be carried into the meeting area. The use of photographic and recording devices is prohibited in the meeting room.